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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006

                          WESTWOOD HOLDINGS GROUP, INC.
               (Exact name of registrant as specified in charter)

            Delaware                   001-31234               75-2969997
  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

                         200 Crescent Court, Suite 1200
                               Dallas, Texas 75201
                    (Address of principal executive offices)

                                 (214) 756-6900
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01:        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Deloitte & Touche LLP

On February 23, 2006, the Audit Committee of the Board of Directors of Westwood Holdings Group, Inc. (the "Company") dismissed Deloitte & Touche LLP as its independent auditor and appointed Grant Thornton LLP as its independent auditor for the year ending December 31, 2006. Although stockholder action on this matter is not required, the appointment of Grant Thornton LLP is being recommended to the stockholders for ratification at the Company's annual meeting of stockholders on April 27, 2006.

Deloitte & Touche LLP's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the consolidated financial statements of the Company for the years ended December 31, 2005 and 2004 and through the date hereof, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make a reference to the subject matter of the disagreements in connection with its reports. During the years ended December 31, 2005 and 2004, and during the subsequent interim period through the date hereof, there have been no reportable events, as defined in
Item 304(a)(l)(v) of Regulation S-K.

The Company requested that Deloitte & Touche LLP furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.

(b) Appointment of Grant Thornton LLP

During the two most recent fiscal years and the interim period preceding the appointment of Grant Thornton LLP, the Company did not consult Grant Thornton LLP regarding any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits: The following exhibits are furnished with this report:

Exhibit Number  Description
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16.1            Letter from Deloitte & Touche LLP dated February 24, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2006

                                            WESTWOOD HOLDINGS GROUP, INC.


                                            By:  /s/ William R. Hardcastle, Jr.
                                                 ------------------------------
                                                 William R. Hardcastle, Jr.,
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number  Description
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     16.1       Letter from Deloitte & Touche LLP dated February 24, 2006